UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 North Main Street, Moorefield, West Virginia 26836
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Summit Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 21, 2015 in Moorefield, West Virginia for the purpose of considering and voting upon the following:

i.To elect five (5) directors to serve until the Annual Meeting in 2018;

ii.To ratify the selection of Arnett Carbis Toothman, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2015; and

iii.To transact such other business as may properly come before the Meeting.

(b)
The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 10,586,242 shares of which 7,433,138 shares representing 70.2% were present at the meeting either in person or by proxy. The holders of common stock of the Company voted on two proposals. No other business was brought before the meeting.

The results of the voting on the two proposals were as follows:

(i)	Proposal 1 - To elect five (5) directors to serve until the Annual Meeting in 2018.
The following directors were elected:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES

James M. Cookman	6,035,831	312,493	—	1,084,814
Thomas J. Hawse, III	6,081,352	266,972	—	1,084,814
Gary L. Hinkle	6,088,013	260,311	—	1,084,814
Gerald W. Huffman	6,093,267	255,057	—	1,084,814
H. Charles Maddy, III	6,024,281	324,043	—	1,084,814

(ii)	Proposal 2 - To ratify the selection of Arnett Carbis Toothman, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2015:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,362,381	11,810	58,947	—

Item 8.01 Other Events.

The Company is furnishing its presentation delivered at its 2015 Annual Meeting on Thursday, May 21, 2015 (the "Presentation to 2015 Annual Meeting of Shareholders"). The Presentation to 2015 Annual Meeting of Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing. The disclosure of the Presentation to 2015 Annual Meeting of Shareholders on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Presentation to 2015 Annual Meeting of Shareholders or its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The Presentation to 2015 Annual Meeting of Shareholders is available on the Company's website at www.summitfgi.com. The Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	The Presentation to 2015 Annual Meeting of Shareholders, delivered at the
Company's Annual Meeting of Shareholders on May 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: May 22, 2015	By: /s/ Julie R. Cook
Julie R. Cook
Vice President and Chief Accounting Officer